EXECUTION COPY


                     CONTINGENT SUBORDINATE PLEDGE AGREEMENT

         This CONTINGENT SUBORDINATE PLEDGE AGREEMENT (this "Agreement") is dated as of October 19, 2000 and entered into by and between SNAKE RIVER SUGAR COMPANY, an Oregon cooperative corporation ("Pledgor"), and VALHI, INC., a Delaware corporation ("Secured Party") and is acknowledged by FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent for the holders of the Senior Notes referred to below ("FSB") and the holders of said Senior Notes.

                             PRELIMINARY STATEMENTS

         A. Pledgor is the legal and beneficial owner of (i) the limited liability company membership interest (the "Pledged Equity") listed in Part A of
Schedule I annexed hereto and issued by The Amalgamated Sugar Company LLC, a Delaware limited liability company (the "LLC"), and (ii) the indebtedness (the "Pledged Debt") described in Part B of said Schedule I and issued by the obligor (the "Obligor") named therein.

         B. Pursuant to those certain Note Purchase Agreements (said Note Purchase Agreements, as they may hereafter be amended, supplemented or otherwise modified from time to time, being the "Note Purchase Agreements"), each dated May 14, 1997 and as amended as of November 30, 1998, between Pledgor and the holders of the Senior Notes (the "Senior Noteholders"), Pledgor has issued to the Senior Noteholders $100,000,000 aggregate principal amount of its 10.80% Senior Notes due April 30, 2009 (said Senior Notes, as they may hereafter be amended, supplemented or otherwise modified from time to time, being the "Senior Notes," and together with the debt associated therewith, the "Senior Debt").

         C. Pursuant to the Collateral Agency Agreement, dated as of May 14, 1997, among the Senior Noteholders and FSB (the "Collateral Agency Agreement"), the Senior Noteholders have appointed FSB to act as Collateral Agent for the Senior Noteholders.

         D. In connection with the Note Purchase Agreements, Pledgor and FSB have entered into a pledge agreement dated as of May 14, 1997 (the "SR Pledge Agreement") and a related Security Agreement dated May 14, 1997 (the "Security Agreement") whereby Pledgor has pledged the Pledged Collateral (as defined below) to FSB, as collateral agent, for the Senior Noteholders.

         E. Pledgor and Secured Party are parties to a Subordinated Loan Agreement dated January 3, 1997, as amended and restated May 14, 1997 and as amended as of November 30, 1998, (said Subordinated Loan Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Subordinated Loan Agreement").

         F. Pledgor desires that certain further amendments be made to the Subordinated Loan Agreement.

         G. It is a condition precedent to the amendment of even date herewith to the Subordinated Loan Agreement that Pledgor shall have undertaken the obligations and granted the contingent subordinate security interest contemplated by this Agreement, subject only to the provisions of the SR Pledge Agreement and the senior pledge made by Pledgor in connection therewith.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to amend the Subordinated Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

SECTION 1. Definitions. Terms defined in the Subordinated Loan Agreement and not otherwise defined herein are used herein as therein defined.

SECTION 2. Contingent Subordinate Pledge of Security. Immediately upon the occurrence of the earliest to occur of the following (the "Grant Effectiveness Condition"): (i) the full payment of the Secured Obligations, as defined in the Security Agreement ("Senior Secured Obligations"), (ii) the date upon which Secured Party purchases all of the Senior Notes upon an exercise of its rights under all of those certain Option Agreements between Secured Party, Pledgor and the Senior Noteholders, and (iii) the date at which the outstanding balance of the Senior Secured Obligations is less than the amount of cash or cash equivalents contained in the Distributable Cash Collateral Account (as such term is defined in the Note Purchase Agreements), and such cash or cash equivalents have been irrevocably and indefeasibly dedicated by the Pledgor to, and are available solely for (as evidenced by a written certificate from the Pledgor to the Senior Noteholders, acknowledged by Secured Party) payment of the Senior Secured Obligations at the sole and absolute discretion of the Senior Noteholders, Pledgor will pledge and assign to Secured Party, and grants to Secured Party a contingent, subordinate, security interest in all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral") which security interest shall become immediately effective only upon occurrence of a Grant Effectiveness Condition.

(a) the Pledged Equity and any certificates representing the Pledged Equity and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Entity, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity;

(b) the Pledged Debt and the instruments evidencing the Pledged Debt, all of the Pledgor's rights in and to any and all collateral for the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(c) all of Pledgor's rights in, under and pursuant to (as each of the following documents is defined in the Note Purchase Agreements, collectively, the "Pledged Debt Documents"): (i) the SPT Guaranty; (ii) the SPT Pledge Agreement, together with all Pledged Collateral defined therein; (iii) the Indemnification Pledge Agreement, together with all Collateral defined therein; and (iv) the Valhi Entity Pledge Agreement, together with all Collateral defined therein, such rights to include, without limitation, the following rights: (x) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Debt Documents, (y) all claims of Pledgor for damages arising out of any breach of or default under the Pledged Debt Documents and (z) all rights of Pledgor to terminate, amend, supplement, modify or exercise rights or options under the Pledged Debt Documents, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(d) all additional equity interests, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire any equity interests, in any issuer of the Pledged Equity from time to time acquired by Pledgor in any manner (which interests shall be deemed to be part of the Pledged Equity), any certificates or other instruments representing such additional equity interests, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional equity interests, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional equity interests, securities, warrants, options or other rights;

(e) all additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interests, cash instruments, collateral and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, including without limitation the AGM Interest;

         (f) all equity interests, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire any equity interests, in any Person that, on or after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgor (which equity interests shall be deemed to be part of the Pledged Equity), any certificates or other instruments representing such equity interests, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such equity interests, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity interests, securities, warrants, options or other rights;

         (g) all indebtedness from time to time owed to Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

         (h) to the extent not covered by clauses (a) through (g) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral. Nothing in this Agreement shall be deemed to grant Secured Party a security interest in the AGM Interest or any proceeds of the AGM Interest, except to the extent of Pledgor's interest therein assigned to Pledgor pursuant to the Pledged Debt Documents.

         SECTION 3. Security for Obligations. Immediately upon occurrence of the Grant Effectiveness Condition, this Agreement shall secure, and the Pledged Collateral will be collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Subordinated Loan Agreement and the other Loan Documents, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "Secured Obligations").

SECTION 4. Delivery of Pledged Collateral: Payment Directions. (a) Immediately upon occurrence of the Grant Effectiveness Condition, all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Immediately upon occurrence of the Grant Effectiveness Condition, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a).

         (b) Pledgor agrees that it will, immediately upon occurrence of the Grant Effectiveness Condition, direct the LLC, the Obligor and any other applicable Person, as the case may be, to make all payments of distributions, dividends, principal, interest and any other amounts in respect of any of the Pledged Collateral directly to Secured Party, to be applied as provided in the Contingent Collateral Agency and Paying Agency Agreement by and among Pledgor, Secured Party and FSB.

SECTION 5. Representations and Warranties. Pledgor represents and warrants as follows:

         (a) Due Authorization, etc. of Pledged Collateral. All of the Pledged Equity has been duly authorized and validly issued and is fully paid and nonassessable. All of the Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

         (b) Description of Pledged Collateral. The Pledged Equity constitutes 5.3% of the membership interests in the LLC. Except as may otherwise be provided in the Company Agreement (i) there are no agreements outstanding with respect to any Pledged Equity, (ii) there are no outstanding warrants, options or other rights to purchase any Pledged Equity and (iii) there is no property that is now or may hereafter become convertible into, or that requires the issuance or sale of, any Pledged Equity. The Pledged Debt includes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

         (c) Ownership of Pledged Collateral. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien, except for the security interest created in connection with the SR Pledge Agreement and the contingent subordinate security interest pursuant to this Agreement and subject to the restrictions set forth in the Company Agreement.

         (d) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) this pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the contingent subordinate security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Pledged
Collateral immediately upon occurrence of the Grant Effectiveness Condition provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

         (e) Perfection. Immediately upon occurrence of the Grant Effectiveness Condition, the pledge of the Pledged Collateral pursuant to this Agreement shall create a valid and perfected subordinate security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

         (f) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         (g) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all material respects.

SECTION 6. Transfers and Other Liens: Additional Pledged Collateral: etc. Following the occurrence of the Grant Effectiveness Condition, Pledgor shall:

         (a) not, except as expressly permitted by the terms of the Note Purchase Agreements and/or the Subordinated Loan Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interests under the SR Pledge Agreement and the contingent subordinate security interest pursuant to this Agreement;

         (b) (i) cause each issuer of Pledged Equity not to issue any equity in addition to or in substitution for the Pledged Equity issued by such issuer, except to Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof and occurrence of the Grant Effectiveness Condition, any and all additional equity of each issuer of Pledged Equity, and
(iii) pledge hereunder, immediately upon acquisition (directly or indirectly) thereof by Pledgor and occurrence of the Grant Effectiveness Condition, any and all equity of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect subsidiary of Pledgor;

         (c) (i) pledge hereunder, immediately upon their issuance and occurrence of the Grant Effectiveness Condition, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance and occurrence of the Grant Effectiveness Condition, any and all instruments or other evidences of indebtedness from time to time owed to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect subsidiary of Pledgor;

         (d) promptly notify Secured Party of any event of which Pledgor becomes aware causing material loss or depreciation in the value of the Pledged Collateral;

         (e) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral; and

         (f) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

SECTION 7. Further Assurances: Pledge Amendments.

         (a) Pledgor agrees that from time to time, after occurrence of the Grant Effectiveness Condition, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any present or contingent subordinate security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the present or contingent subordinate security interest granted or purported to be granted hereby, including without limitation upon occurrence of the Grant Effectiveness Condition, and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

         (b) Pledgor further agrees that it will, upon obtaining any additional equity or securities required to be pledged hereunder as provided in Section 6(b) or (c), promptly (and in any event within five Business Days) deliver to Secured Party, as applicable, either a Contingent Subordinate Pledge Amendment (prior to occurrence of the Grant Effectiveness Condition) or Non-Contingent Subordinate Pledge Amendment (after occurrence of the Grant Effectiveness
Condition), duly executed by Pledgor, in substantially the form of Schedule II or Schedule III, respectively, annexed hereto (each a "Pledge Amendment"), in respect of the additional Pledged Equity or Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Equity or Pledged Debt listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

SECTION 8. Voting Rights Following Occurrence of Grant Effectiveness Condition; Etc.

         (a) Upon and following occurrence of the Grant Effectiveness Condition, so long as no Event of Default shall have occurred and be continuing:

                  (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Subordinated Loan Agreement.

                  (ii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above.

         (b) Upon and following occurrence of the Grant Effectiveness Condition and upon the occurrence and during the continuation of an Event of Default and upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled, to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

         (c) Upon occurrence of the Grant Effectiveness Condition, in order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor grants to Secured Party, an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including, without limitation, giving or withholding written consents of equity holders, calling special meetings of equity holders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full in cash of the Secured Obligations.

SECTION 9. Special Provisions With Respect to the Pledged Debt Documents.

         (a) Upon and following occurrence of the Grant Effectiveness Condition, Pledgor shall at its expense:

                  (i) perform and observe all terms and provisions of the Pledged Debt Documents to be performed or observed by it, maintain the Pledged Debt Documents in full force and effect, enforce the Pledged Debt Documents in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

                  (ii) furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by Pledgor under or pursuant to the Pledged Debt Documents, and from time to time furnish to Secured Party such information and reports regarding the Pledged Debt Documents as Secured Party may reasonably request.

         (b) Upon and following occurrence of the Grant Effectiveness Condition, except as expressly permitted by the Subordinated Loan Agreement, Pledgor shall not, without the express written consent of the Secured Party:

                  (i) cancel or terminate any of the Pledged Debt Documents or consent to or accept any cancellation or termination thereof;

                  (ii) amend or otherwise modify the Pledged Debt Documents or give any consent, waiver or approval thereunder;

                  (iii) waive any default under or breach of the Pledged Debt Documents; or

                  (iv) take any other action in connection with the Pledged Debt Documents that would impair the value of the interest or rights of Pledgor thereunder or that would impair the interest or rights of Secured Party.

SECTION 10. Secured Party Appointed Attorney-in-Fact. Pledgor irrevocably appoints Secured Party, which appointment shall become effective immediately upon occurrence of the Grant Effectiveness Condition, as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

         (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of and constituting any of the Pledged Collateral;

         (c) to receive, endorse and collect any instruments made payable i to Pledgor representing any dividend, principal or interest payment or other distribution in respect of and constituting the Pledged Collateral or any part thereof and to give full discharge for the same;

         (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral; and

         (e) to execute on behalf of Pledgor a pledge agreement that is neither subordinated or contingent but is otherwise similar to this Agreement in all material respects.

SECTION 11. Secured Party May Perform. Following occurrence of the Grant Effectiveness Condition, if Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 15(b).

SECTION 12. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which such Secured Party accords its own property consisting of negotiable securities.

SECTION 13. Remedies.

         (a) Following occurrence of the Grant Effectiveness Condition, if any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor and FSB of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

         (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to agree to, among other things, acquire the Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

         (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Equity to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the extent to which such equity interest and any instruments included in the Pledged Collateral may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

SECTION 14. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by Secured Party as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

                  FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with
         Section 15;

                  SECOND: To the payment of all other Secured Obligations in such order as Secured Party shall elect; and

                  THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 15. Indemnity and Expenses.

         (a) Pledgor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

SECTION 16. Continuing Subordinate Security Interest: Transfer of Secured Obligations. Upon occurrence of the Grant Effectiveness Condition, this Agreement shall create a continuing subordinate security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full in cash of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), Secured Party may assign or otherwise transfer the Subordinated Loan Agreement, the other Loan Documents and the Secured Obligations evidenced thereby to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise. Upon the payment in full in cash of all Secured Obligations, the subordinate security interest granted hereby shall terminate, and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination, and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof

SECTION 17. Condition Precedent. The execution and delivery of that certain Master Agreement dated October 19, 2000, by and among the parties hereto, among others, shall be a condition precedent to the initial effectiveness of this Amendment.

SECTION 18. Amendments Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 19. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile, United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

SECTION 20. Failure or Indulgence Not Waiver, Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 21. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 22. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 23. Full Subordination. Notwithstanding anything herein to the contrary,
(i) all rights granted to Secured Party pursuant to this Agreement are subject and subordinated to all rights granted in favor of FSB under the SR Pledge Agreement and the related documents and (ii) prior to the occurrence of the Grant Effectiveness Condition (or, in the case of the Grant Effectiveness Condition described in clause (iii) of Section 2 hereof, prior to the satisfaction of the requirement set forth in Section 24 below), Secured Party shall not exercise any remedies or initiate or pursue any proceedings of any nature whatsoever against the Pledged Collateral or the Pledgor.

SECTION 24. Dedication of Distributable Cash Collateral Account. Notwithstanding anything to the contrary herein, at the first date upon which the outstanding balance of the Senior Secured Obligations is less than the amount of cash or cash equivalents contained in the Distributable Cash Collateral Account, the Pledgor hereby agrees to immediately dedicate that portion, and only that portion, of the Distributable Cash Collateral Account, irrevocably and indefeasibly, necessary for the full payment of the Senior Secured Obligations in such form as reasonably required by the Senior Noteholders so that such Distributable Cash Collateral Account will be available solely for payment of the Senior Secured Obligations at the sole and absolute discretion of the Senior Noteholders. Secured Party hereby agrees and acknowledges that upon the dedication of the Distributable Cash Collateral Account as provided herein, such Distributable Cash Collateral Account will not constitute Pledged Collateral pursuant to this Agreement.

SECTION 25. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF UTAH (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF DELAWARE), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF UTAH.

SECTION 26. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY OF DALLAS, STATE OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in accordance with Section 18, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction.

SECTION 27. Waiver of Jury Trial. PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Secured Party each acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 28. Third Party Beneficiaries. The Senior Noteholders from time to time shall be third party beneficiaries of this Agreement, and no amendment, consent, waiver or other modification of the terms hereof may be entered into, issued or granted without the prior written consent of such holders.

SECTION 29. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

              [The remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   VALHI, INC.



                                   By:/s/ Steven L. Watson
                                   ---------------------------------------------
                                   Name:    Steven L. Watson
                                   Title:   President


                                   SNAKE RIVER SUGAR COMPANY



                                   By:/s/ Lawrence L. Corry
                                   ---------------------------------------------
                                   Name:
                                   ---------------------------------------------
                                   Title:
                                   ---------------------------------------------





ACKNOWLEDGED:

FIRST SECURITY BANK, NATIONAL ASSOCIATION

By: /s/ C. Scott Nielsen
    -------------------------------------------------
Its:
     ------------------------------------------------


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By:  /s/ Joseph Alouf
     ------------------------------------------------
Its:
      -----------------------------------------------

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:  CIGNA INVESTMENTS, INC.


By:  /s/ Stephen H. Wilson
     ---------------------------------------
Its:
      --------------------------------------



LIFE INSURANCE COMPANY OF NORTH AMERICA

By:  CIGNA INVESTMENTS, INC.


By:  /s/ Stephen H. Wilson
     ---------------------------------------
Its:
      --------------------------------------



MINNESOTA LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:  /s/ Annette Masterson
     ---------------------------------------
Its:
      --------------------------------------



THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:  LINCOLN INVESTMENT MANAGEMENT, INC.
      Its Attorney-in-Fact


By:/s/ Annette M. Teders
   -----------------------------------------
Its:
    ----------------------------------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:  LINCOLN INVESTMENT MANAGEMENT, INC.
      Its Attorney-in-Fact


By: /s/ Annette M. Teders
    ----------------------------------------
Its:
     ---------------------------------------

                                   SCHEDULE I

         Attached to and forming a part of the Contingent Subordinate Pledge Agreement dated as of October 19, 2000 between Snake River Sugar Company, as Pledgor, and Valhi, Inc., as Secured Party.

                                     Part A

Equity Issuer                                  Equity Interest

The Amalgamated Sugar Company LLC              SR Interest, as defined
                                               in the Company Agreement




                                     Part B

Debt Issuer   Debt Instrument                    Amount of Indebtedness

Valhi, Inc.   Limited Recourse Promissory Note   $212,500,000.00

Valhi, Inc.   Subordinated Promissory Note       $ 37,500,000.00

                                   SCHEDULE II

                     CONTINGENT SUBORDINATE PLEDGE AMENDMENT

         This Contingent Subordinate Pledge Amendment, dated _________________, 20__, is delivered pursuant to Section 7(b) of the Contingent Subordinate Pledge Agreement referred to below. The undersigned hereby agrees that this Contingent Subordinate Pledge Amendment may be attached to the Contingent Subordinate Pledge Agreement, dated October 19, 2000, between the undersigned and Valhi, Inc., as Secured Party (the "Contingent Subordinate Pledge Agreement," capitalized terms defined therein being used herein as therein defined) and that the [Pledged Equity] [Pledged Debt] listed on this Contingent Subordinate Pledge Amendment shall be deemed to be part of the [Pledged Equity] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations following occurrence of the Grant Effectiveness Condition.



                                     SNAKE RIVER SUGAR COMPANY



                                     By:
                                     -------------------------------------------
                                     Name:
                                     -------------------------------------------
                                     Title:
                                     -------------------------------------------


Equity Issuer                        Equity Interest





Debt Issuer                          Amount of Indebtedness







ACKNOWLEDGED AND ACCEPTED:

VALHI, INC.



By:
    -------------------------------------------------
Name:
      -----------------------------------------------
Title:
       ----------------------------------------------

                                  SCHEDULE III

                         NON-CONTINGENT PLEDGE AMENDMENT

         This Non-Contingent Pledge Amendment, dated _________________, 20__, is delivered pursuant to Section 7(b) of the Contingent Subordinate Pledge Agreement referred to below. The undersigned hereby agrees that this Non-Contingent Pledge Amendment may be attached to the Contingent Subordinate Pledge Agreement, dated October 19, 2000, between the undersigned and Valhi, Inc., as Secured Party (the "Contingent Pledge Agreement," capitalized terms defined therein being used herein as therein defined) and that the [Pledged
Equity] [Pledged Debt] listed on this Pledge Amendment shall immediately be deemed to be part of the [Pledged Equity] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations. Pledgor hereby acknowledges that the Grant Effectiveness Condition has previously been satisfied.



                                     SNAKE RIVER SUGAR COMPANY



                                     By:
                                     -------------------------------------------
                                     Name:
                                     -------------------------------------------
                                     Title:
                                     -------------------------------------------


Equity Issuer                        Equity Interest


Debt Issuer                          Amount of Indebtedness